Exhibit 99.1

MGT Capital Provides Legal Update

RALEIGH, NC, May 4, 2020 /PRNewswire/ — MGT Capital Investments, Inc. (OTCQB: MGTI) today provided the following legal update:

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF WESTCHESTER

BOB THOMAS, derivatively on behalf of

MGT CAPITAL INVESTMENTS, INC.,

Plaintiff,

vs.

ROBERT B. LADD, JOHN McAFEE, H. ROBERT HOLMES, MICHAEL ONGHAI, NOLAN BUSHNELL, ROBERT S. LOWREY, BARRY C. HONIG, JOHN STETSON, MICHAEL BRAUSER, JOHN O’ROURKE III, and MARK GROUSSMAN,

Defendants,

and

MGT CAPITAL INVESTMENTS, INC.,

Nominal Defendant.

Index No. 70301/2018 NOTICE OF SETTLEMENT TO CURRENT MGT CAPITAL INVESTMENTS, INC. STOCKHOLDERS

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

TO:	ALL CURRENT OWNERS OF MGT CAPITAL INVESTMENTS, INC. (“MGT”) COMMON STOCK (TICKER SYMBOL: MGTI) AS OF APRIL 23, 2020, WHO CONTINUE TO OWN SUCH SHARES THROUGH JUNE 26, 2020 (“CURRENT MGT STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, CURRENT MGT STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NOT A COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Compromise of Settlement dated April 23, 2020 (the “Stipulation”).1 The purpose of this Notice is to inform you of:

● the existence of the above-captioned derivative action and the related derivative action Ojha v. Ladd, Index No. 65647/2016 (“Derivative Actions”),

● the proposed settlement between the Plaintiffs and Defendants reached in the Derivative Actions (the “Settlement”),

● the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,

● Plaintiffs’ Counsel’s application for fees and expenses, and

● Plaintiffs’ Service Awards.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement.

Summary

On April 23, 2020, Plaintiffs, MGT, in its capacity as a nominal defendant, defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, and Nolan Bushnell (“MGT Defendants”), and defendants Barry C. Honig, John Stetson, Michael Brauser, John O’Rourke III, and Mark Groussman (“Shareholder Defendants”) entered into the Stipulation in the above-captioned action filed derivatively on behalf of MGT, in Supreme Court of the State of New York, Westchester Country (the “Court”) against the MGT Defendants and the Shareholder Defendants. The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Settling Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The consideration for the Settlement is as follows: (i) adoption of certain corporate governance reforms, the terms of which are fully set forth in Exhibits A and B to the Stipulation by MGT; (ii) the MGT Defendants shall collectively pay $75,000 to MGT; (iii) the Shareholder Defendants shall collectively pay $150,000 to MGT. As part of the Settlement MGT shall pay a Fee and Expense Award to Plaintiffs’ Counsel of $150,000 and Service Awards to 2 Plaintiffs of $1,500 each, to be paid from the Fee and Expense Award.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Investors page on MGT’s website, mgtci.com/, contact Plaintiffs’ Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?

The Derivative Actions are brought derivatively on behalf of nominal defendant MGT and alleges that the MGT Defendants and Shareholder Defendants breached their fiduciary duties by making and/or causing MGT to make false and misleading statements of material fact to the investing public, failing to maintain internal controls at MGT, and engaging in a pump and dump scheme.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

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Why is there a Settlement?

The Court has not decided in favor of Defendants or Plaintiffs. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the corporate governance reforms adopted by MGT as part of the Settlement and the payments by the MGT Defendants and the Shareholder Defendants to MGT, provides a substantial benefit to, and is in the best interests of, MGT and its stockholders.

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of MGT and MGT’s stockholders. Defendants assert that they have meritorious defenses to the claims in the Derivative Actions. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement

On April 24, 2020, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the notice of the Settlement to be made to Current MGT Stockholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on June 26, 2020 at 10:00 a.m. before the Honorable Linda S. Jamieson, New York Supreme Court, Westchester County, Courtroom 103, located at the 111 Dr. Martin Luther King, Jr. Blvd., White Plains, NY 10601 to, among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of MGT and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Actions with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Award to Plaintiffs’ Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Awards to Plaintiffs, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

Any Current MGT Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed Fee and Expense Award to Plaintiffs’ Counsel, may file a written objection with the Court. An objector must at least 14 calendar days prior to the Settlement Hearing: (1) file with the Clerk of the Court and serve upon the below listed counsel a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of MGT common stock as of April 23, 2020 and through the date of the Settlement Hearing, including the number of shares of MGT common stock held and the date of purchase, (c) any and all documentation or evidence in support of such objection, and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last 3 years; and (2) if intending to appear, and requesting to be heard, at the Settlement Hearing, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below listed counsel (a) a written notice of his, her, or its intention to appear at the Settlement Hearing, (b) a statement that indicates the basis for such appearance, (c) the identities of any witnesses he, she, or it intends to call at the Settlement Hearing and a statement as to the subjects of their testimony, and (d) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

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IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN JUNE 12, 2020. The Clerk’s address is:

Clerk of the Court

Supreme Court of the State of New York, Westchester Country

111 Dr. Martin Luther King Jr. Blvd

White Plains, NY 10601

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN JUNE 12, 2020. Counsel’s addresses are:

Counsel for Plaintiffs:

Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016	Timothy Brown THE BROWN LAW FIRM, P.C. 240 Townsend Square Oyster Bay, NY 11771

Counsel for Defendants Robert B. Ladd, H. Robert Holmes, Michael Onghai, Nolan Bushnell and Robert S. Lowrey and Nominal Defendant MGT Capital Investments, Inc.:

John P. Coffey

KRAMER LEVIN NAFTALIS &

FRANKEL LLP

1177 Avenue of the Americas

New York, NY 10036

Counsel for Defendant Mark Groussman: Laura Zimmerman BAKER & McKENZIE LLP 452 Fifth Avenue New York, NY 10018
Counsel for Defendant Barry C. Honig and John Stetson: Robert D. Weber SHEPPARD, MULLIN, RICHTER & HAMPTON LLP 1901 Avenue of the Stars, Suite 1600 Los Angeles, CA 90067	Counsel for Defendant Michael Brauser: Kimberly Rollnick RICHARD AND RICHARD, P.A 825 Brickell Bay Drive Tower III, Suite 1748 Miami, FL 33131
Counsel for Defendant John O’Rourke III: Nicole Lloret ORRICK, HERRINGTON & SUTCLIFFE LLP 51 West 52nd Street New York, NY 10019

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An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than 14 calendar days before the Settlement Hearing. Any Current MGT Stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current MGT Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in the Derivative Actions and from pursuing any of the Released Claims.

You may obtain further information by contacting counsel for Plaintiffs at: Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, NY 10016, Telephone: (212) 686-1060, Email: pkim@rosenlegal.com; or Timothy Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, Email: tbrown@thebrownlawfirm.net . Please Do Not Call the Court or Defendants with Questions About the Settlement.

About MGT Capital Investments, Inc.

MGT Capital Investments, Inc. (OTCQB: MGTI) is a U.S.- based Bitcoin miner with operations at an owned facility in Georgia. The Company owns 1,500 new generation Bitmain miners generating approximately 80 Ph/s of hashing power.

For more information on the Company, please visit: https://mgtci.com

Forward–looking Statements

This press release contains forward–looking statements. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify “forward–looking statements.” All information set forth in this news release, except historical and factual information, represents forward–looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the crypto mining industry; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow and execute its business strategy; volatility in the Bitcoin market; and other factors set forth in the Company’s most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward–looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward–looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission. MGT Capital Investments, Inc. provides no assurance regarding the actual outcome of the events contemplated by any forward-looking statements included in this release.

Investor and Media Contact:

Robert Lowrey

Chief Financial Officer

rlowrey@mgtci.com

919-378-1788

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